SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 29, 2003
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                         000-22817                    65-0813766
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(State or other jurisdiction       (Commission                 (IRS Employer
        of incorporation)          File Number)              Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (772) 461-2414
                                                   ---------------




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          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD

                  On July 29, 2003, Harbor Florida Bancshares, Inc. ("Bancshares") announced today that it would be participating in the Keefe, Bruyette & Woods Fourth Annual Community Bank Investor Conference in New York on July 29 thru 31. The Conference will be webcast on the KBW website, www.kbw.com. A copy of the press release date July 29, 2003 is attached as Exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 29, 2003                 HARBOR FLORIDA BANCSHARES,
                                            INC., Registrant


                                            By:
                                            -------------------------------
                                            Name:  H. Michael Callahan
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Exhibit No.                Description

99                         Press release dated July 29, 2003